FutureFunds Series Account
                 of Great-West Life & Annuity Insurance Company

                    Supplement dated November 7, 2001 to the
                    Prospectus For FutureFunds Series Account
                                dated May 1, 2001


On Page 5, under the heading Eligible Fund Annual Expenses, please delete the disclosure concerning the Pioneer Equity-Income VCT and insert the following:

        Eligible Fund                       Management Fees          Other Expenses     Total Eligible
                                                                                        Fund Expenses
Pioneer Equity-Income VCT<F4>               0.65%                    0.31%              0.96%

<F4>
For the Pioneer Equity-Income VCT Portfolio, because the Portfolio pays 12b-1 distribution fees which are based upon the Portfolio's assets, fees may exceed the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

On page 7, under the heading Examples, please delete the disclosure concerning Pioneer Equity-Income VCT and insert the following:

Investment Division                 1 Year           3 Year            5 Year           10 Year
-------------------                 ------           ------            ------           -------
Pioneer Equity-Income VCT           $83.15           $134.90           $194.65          $325.56


On page 8, under the heading Examples, please delete the disclosure concerning Pioneer Equity-Income VCT and insert the following:

Investment Division                 1 Year           3 Year            5 Year           10 Year
-------------------                 -----            ------            ------           -------
Pioneer Equity-Income VCT           $23.15           $74.90            $134.65          $325.56



                Please keep this supplement for future reference.